                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                   ----------------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)           November 16, 1998
                                                 ------------------------------


The Money Store Residential Trust 1998-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of The Money Store Residential Loan Certificates, Series 1998-I

                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                       The Money Store/ Minnesota Inc.
                       The Money Store/ Kentucky Inc.
                       The Money Store/ D.C. Inc.
                       --------------------------
            (Exact name of registrant as specified in its charter)


New Jersey                                                    Applied For
----------                                                    -----------

(State or other            (Commission                       (IRS Employer
jurisdiction of            File Number)                        ID Number)
incorporation)             333-20817


2840  Morris  Avenue,  Union,  New  Jersey   07083
-------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                     (908) 686-2000
                                                         --------------
                                       n/a
-------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5                     Other Events
                           ------------

       Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the November 16, 1998 Remittance Date.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                          THE MONEY STORE INC.


                                          By: /s/ Harry Puglisi
                                          ---------------------------------
                                                   Harry Puglisi
                                                     Treasurer




              Dated:        11/30/98

                            SERVICER'S CERTIFICATE

    IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28,1998, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE RESIDENTIAL TRUST 1998-I FOR THE NOVEMBER 10, 1998 DETERMINATION DATE.



1.  AGGREGATE AMOUNT RECEIVED                                    $4,598,800.65


    LESS: SERVICE FEE                                                40,122.63
          CONTINGENCY FEE                                            40,122.63
          OTHER SERVICER FEES (Late Charges / Escrow)                25,934.31
          UNREIMBURSED MONTHLY ADVANCES                             148,891.57
                                                              -----------------

                                                                    255,071.14
    PLUS: MONTHLY ADVANCE - INCLUDING
          COMPENSATING INTEREST                                           0.00
          PRE-FUNDING ACCOUNT TRANSFER                                    0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER                           0.00
                                                              -----------------

                                                                          0.00
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                               0.00

                                                              -----------------
    AVAILABLE REMITTANCE AMOUNT (I-2)                             4,343,729.51
                                                              =================


2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                     34,910,591.21

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                     19,745,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                     29,277,000.00

    (D) CLASS A-4 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                     23,496,000.00

    (E) CLASS A-5 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                     17,989,000.00

    (F) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                     22,500,000.00

    (G) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                     19,000,000.00

    (H) CLASS B PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                     13,500,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS :
    CLASS A-1                                                     3,312,826.83
    CLASS A-2                                                             0.00
    CLASS A-3                                                             0.00
    CLASS A-4                                                             0.00
    CLASS A-5                                                             0.00
    CLASS M-1                                                             0.00
    CLASS M-2                                                             0.00
    CLASS B                                                               0.00

  TOTAL PRINCIPAL DISTRIBUTION AMOUNT :                           3,312,826.83

4. (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                                       0.00
       CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                                       0.00
       CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                                       0.00
       AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                                     0.00

   (B) CLASS A REALIZED LOSS AMOUNT                                                         0.00
       CLASS M REALIZED LOSS AMOUNT                                                         0.00
       CLASS B REALIZED LOSS AMOUNT                                                         0.00
       AGGREGATE REALIZED LOSS AMOUNT                                                       0.00

5. AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                           7,604,173.00

6. PRINCIPAL PREPAYMENT RECEIVED DURING
   THE DUE PERIOD
   AMOUNT                                                                           1,743,743.71
   # OF LOANS                                                                                121

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                                    114,709.11

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                                    481,662.78

9.  AMOUNT OF INTEREST RECEIVED                                                     2,232,025.92

10.  (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
          THE DETERMINATION DATE
          MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                                         0.00

     (B)  AMOUNT OF COMPENSATING INTEREST                                                  14.25

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT L)

12.  AMOUNT OF REALIZED LOSSES DURING
     THE DUE PERIOD                                                                   400,097.89

13. CLASS A-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                            186,335.28
         (B) PRINCIPAL DISTRIBUTION AMOUNT                         3,312,826.83
         (C) CARRY FORWARD AMOUNT                                          0.00
         (D) MONTHLY ADVANCE                                               0.00

         TOTAL CLASS A-1 REMITTANCE AMOUNT                                          3,499,162.11

    CLASS A-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                            102,015.83
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                 0.00
         (C) CARRY FORWARD AMOUNT                                          0.00
         (D) MONTHLY ADVANCE                                               0.00

         TOTAL CLASS A-2 REMITTANCE AMOUNT                                            102,015.83

    CLASS A-3 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                            151,630.46
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                 0.00
         (C) CARRY FORWARD AMOUNT                                          0.00
         (D) MONTHLY ADVANCE                                               0.00

         TOTAL CLASS A-3 REMITTANCE AMOUNT                                            151,630.46

      CLASS A-4 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT         127,563.70
         (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL CLASS A-4 REMITTANCE AMOUNT                           127,563.70

      CLASS A-5 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT         107,484.28
         (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL CLASS A-5 REMITTANCE AMOUNT                           107,484.28

      CLASS A REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT         675,029.55
         (B) PRINCIPAL DISTRIBUTION AMOUNT      3,312,826.83
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL CLASS A REMITTANCE AMOUNT                           3,987,856.38

      CLASS M-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT         136,312.50
         (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL CLASS M-1 REMITTANCE AMOUNT                           136,312.50

      CLASS M-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT         118,670.83
         (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL CLASS M-2 REMITTANCE AMOUNT                           118,670.83

      CLASS M REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT         254,983.33
         (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL CLASS M REMITTANCE AMOUNT                             254,983.33

      CLASS B REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT          94,500.00
         (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL CLASS B REMITTANCE AMOUNT                              94,500.00

   AGGREGATE REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT       1,024,512.88
         (B) PRINCIPAL DISTRIBUTION AMOUNT      3,312,826.83
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL REMITTANCE AMOUNT                                   4,337,339.71

   14.   (A) REIMBURSABLE AMOUNT (I-22)                                    0.00
         (B) GP REMITTANCE AMOUNT PAYABLE                                  0.00


   15.   (A) CLASS A-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                    31,597,764.38

      (B) CLASS A-2 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                      19,745,000.00

      (C) CLASS A-3 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                      29,277,000.00

      (D) CLASS A-4 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                      23,496,000.00

      (E) CLASS A-5 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                      17,989,000.00

      (F) CLASS M-1 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                      22,500,000.00

      (G) CLASS M-2 PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                      19,000,000.00

      (H) CLASS B PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                      13,500,000.00

    (I) TOTAL POOL PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                     177,104,764.38

16. TRIGGER EVENT CALCULATION                                                                     TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

    (1)  (i) EXCEEDS 50% OF (ii)
         (i) SIXTY-DAY DELINQUENCY RATIO                                         2.51%
         (ii) SENIOR ENHANCEMENT PERCENTAGE                                     33.81%    7.42%         NO

    (2)  BOTH (A) AND (B) OCCUR

         (A) EITHER (X) OR (Y) OCCUR
             (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                 EXCEEDS 9%                 OR                                    1.72%
             (Y) THE CUMULATIVE REALIZED LOSSES EXCEEDS $28,200,000         657,505.50       NO

         (B) EITHER (X) OR (Y) OCCUR
             (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                 EXCEEDS 15%                OR                                    1.72%
             (Y) THE CUMULATIVE REALIZED LOSSES EXCEED $9,400,000           657,505.50       NO         NO


                                                                                                      ------
                 IF EITHER (1) OR (2) = "YES", THEN THE TRIGGER EVENT IS ON EFFECT                      NO
                                                                                                      ------

17. CUMULATIVE REALIZED LOSSES                                                                          657,505.50

18. AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
     EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                                                    0.00

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                                         40,122.63

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                                       40,122.63

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                                           6,389.79

    (D) FHA PREMIUM ACCOUNT                                                                               4,413.52

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                                                               0.00
           (B) SECTION 5.04 (c)                                                                               0.00
           (C) SECTION 5.04 (d)(ii)                                                                           0.00
           (D) SECTION 5.04 (e)                                                                               0.00
           (E) SECTION 5.04 (f)(i)                                                                       80,245.26

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                                    31,597,764.38                0.57984997
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                                   54,493,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                                    19,745,000.00                1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                                   19,745,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                                    29,277,000.00                1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                                   29,277,000.00

    CLASS A-4 POOL FACTOR (I-5):
    CURRENT CLASS A-4 PRINCIPAL BALANCE                                    23,496,000.00                1.00000000
    ORIGINAL CLASS A-4 PRINCIPAL BALANCE                                   23,496,000.00

    CLASS A-5 POOL FACTOR (I-5):
    CURRENT CLASS A-5 PRINCIPAL BALANCE                                    17,989,000.00                1.00000000
    ORIGINAL CLASS A-5 PRINCIPAL BALANCE                                   17,989,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                                    22,500,000.00                1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                                   22,500,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                                    19,000,000.00                1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                                   19,000,000.00

    CLASS B POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                                    13,500,000.00                1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                                   13,500,000.00

    POOL  FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                                        177,104,764.38                0.88552382
    ORIGINAL POOL  PRINCIPAL BALANCE                                      200,000,000.00

22.  (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                                           13.888%

     (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                                             15.438%

     (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2, CLASS A-3,
         CLASS A-4, CLASS A-5, CLASS M-1, CLASS M-2 AND CLASS B
         ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                             6.864%

                                                                                 -------------------------------------------
     (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                                08/31/98       09/30/98        10/31/98
                                                                                 -------------------------------------------
                                                                                     13.895%        13.891%         13.888%

23.  (A) SENIOR PERCENTAGE                                                                                 100.00%

     (B) CLASS B PERCENTAGE                                                                                  0.00%

24.  (A) SPREAD AMOUNT                                                                               7,361,268.47

     (B) SPECIFIED SUBORDINATED AMOUNT                                                              10,800,000.00

25.  (A) CLASS A APPLIED REALIZED LOSS AMOUNT                                                                0.00
         CLASS M APPLIED REALIZED LOSS AMOUNT                                                                0.00
         CLASS B APPLIED REALIZED LOSS AMOUNT                                                                0.00

     (B) UNPAID  CLASS A REALIZED LOSS AMOUNT                                                                0.00
         UNPAID  CLASS M REALIZED LOSS AMOUNT                                                                0.00
         UNPAID  CLASS B REALIZED LOSS AMOUNT                                                                0.00

26.  ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE                                      972,711.23

27.  (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
         FOR THE DUE PERIOD                                                                              4,413.52
     (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
         CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                                   502.50

28.  AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
      RECEIVED DURING THE MONTH                                                                              0.00

29.  THE RESERVE AMOUNT FOR THE DUE PERIOD                                                          20,000,000.00

30.  CLAIMS FILED DURING THE DUE PERIOD                                                                      0.00

31.  CLAIMS PAID DURING THE PERIOD                                                                           0.00

32.  CLAIMS DENIED BY FHA DURING THE PERIOD                                                                  0.00

33.  CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                                     0.00

34.  OTHER INFORMATION                                                                                        N/A

                                    EXHIBIT L
                   REMIC DELINQUENCIES AS OF -OCTOBER 31, 1998

RESIDENTIAL     OUTSTANDING          #
TRUST           DOLLARS              ACCOUNTS    RANGES                   AMOUNT               NO            PCT
1998-I          $184,466,032.85      9,567        1 TO 29 DAYS          15,898,376.67         1,028          8.62%
                                                 30 TO 59 DAYS           1,946,826.95           153          1.06%
                                                 60 TO 89 DAYS           1,383,272.85            95          0.75%
                                                 90 AND OVER             3,150,176.16           267          1.71%

                                                 FORECLOSURE                91,402.66             2          0.05%
                                                 REO PROPERTY                    0.00             0          0.00%


                                                 TOTALS                $22,470,055.29         1,545         12.18%
                                                                    ===============================================

RESIDENTIAL TRUST 1998-I

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE            CLASS A-1             CLASS A-2             CLASS A-3              CLASS A-4       CLASS A-5
(ii)                    640.64              1,000.00              1,000.00               1,000.00        1,000.00

(vi)                     32.00                  0.00                  0.00                   0.00            0.00

(vii)                     2.11                  0.00                  0.00                   0.00            0.00

(viii)                    8.75                  0.00                  0.00                   0.00            0.00


(xiii)    (a)             3.42                  5.17                  5.18                   5.43            5.98
          (b)            60.79                  0.00                  0.00                   0.00            0.00
          (c)             0.00                  0.00                  0.00                   0.00            0.00
          (d)             0.00                  0.00                  0.00                   0.00            0.00


(xv)                    579.85              1,000.00              1,000.00               1,000.00        1,000.00


(xxxv)                    0.00                  0.00                  0.00                   0.00            0.00


SUBCLAUSE            CLASS M-1             CLASS M-2              CLASS B
---------------------------------------------------------------------------
(ii)                  1,000.00              1,000.00              1,000.00

(vi)                      0.00                  0.00                  0.00

(vii)                     0.00                  0.00                  0.00

(viii)                    0.00                  0.00                  0.00

(xiii)    (a)             6.06                  6.25                  7.00
          (b)             0.00                  0.00                  0.00
          (c)             0.00                  0.00                  0.00
          (d)             0.00                  0.00                  0.00


(xv)                  1,000.00              1,000.00              1,000.00


(xxxv)                    0.00                  0.00                  0.00